                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549


                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported):  APRIL 16, 1997
                                                          --------------


                          PERSEPTIVE BIOSYSTEMS, INC.
             ______________________________________________________
             (Exact name of registrant as specified in its charter)


                                    DELAWARE
                 ______________________________________________
                 (State or other jurisdiction of incorporation)


       0-20032                                             04-2987616
________________________                             _______________________
(Commission File Number)                              (IRS Employer Id. No.)


                 500 Old Connecticut Path Framingham, MA  01701
             _____________________________________________________
             (Address of principal executive offices)   (Zip Code)

              Registrant's telephone number, including area code:

                                 (508) 383-7700
                                 ______________
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ITEM 5.   OTHER EVENTS.
          ------------

     On April 16, 1997, PerSeptive Biosystems, Inc. (the "Company") filed a motion to permit an immediate appeal of an April 3, 1997 decision, and related January 9, 1996 and March 12, 1996 decisions, of the United States District Court for the District of Massachusetts in the Company's patent infringement suit against Sepracor, Inc. ("Sepracor"), BioSepra Inc. ("BioSepra") and Pharmacia Biotech, Inc. ("Pharmacia") (Civil Action No. 93-12237-PBS). The District Court's April 3, 1997 ruling denied the Company's motion to correct inventorship of three U.S. patents issued to the Company, Nos. 5,019,270, 5,228,989 and 5,384,042, covering the Perfusion Chromatography(R) process and particles and matrix structures used in that process (the "Original Perfusion Patents"). The District Court ruled that the Company had not met its burden of proving that two British scientists, who worked for a company that is not a party to the litigation, were not named on the Original Perfusion Patents without deceptive intent within the meaning of Section 256 of Title 35, United States Code, and granted judgment in favor of Sepracor, BioSepra and Pharmacia on the Company's claims relating to the Original Perfusion Patents. (Two recently issued U.S. Perfusion Chromatography patents covering Perfusion Chromatography instruments and systems are not part of the lawsuit and are unaffected by the District Court's April 3, 1997 ruling.) In the January 9, 1996 ruling, the District Court had ruled that the two scientists should have been named as co-inventors on the Original Perfusion Patents. The March 12, 1996 ruling directed the Company to correct inventorship and placed on the Company the burden of proving the absence of deceptive intent in the designation of inventors. The Company's motion is for an immediate appeal to the United States Court of Appeals for the Federal Circuit, which has exclusive jurisdiction in the United States to hear appeals in patent cases.


ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.
          ---------------------------------

     (c)  Exhibits.
          --------

          None.
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    PERSEPTIVE BIOSYSTEMS, INC.



                                    By: /s/ Noubar B. Afeyan
                                       -----------------------------------------
                                       Noubar B. Afeyan, Chairman and
                                       Chief Executive Officer

Dated:  April 18, 1997